Exhibit 10.4

PRE-CLOSING VOTING AGREEMENT
This PRE-CLOSING VOTING AGREEMENT (this “Agreement”) is entered into as of August 21, 2014, by and among Clayton, Dubilier & Rice Fund IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner, CD&R Associates IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner, CD&R Investment Associates IX, Ltd. a Cayman Islands exempted limited company (the “Purchaser”) and 6922767 Holding (Cayman) Inc., a Cayman Islands exempted limited company (“Shareholder”).
RECITALS
WHEREAS, as of the date hereof, Shareholder is the legal and beneficial owner (as defined in Rule 13d-3 of the Exchange Act, which meaning will apply for all purposes of this Agreement whenever the term “beneficial” or “beneficially” is used) of 46,519,484 ordinary shares, of a nominal or par value of $0.0001 per share (the “Ordinary Shares”), of CHC Group Ltd., a Cayman Islands exempted limited company (the “Company”) (such Ordinary Shares, together with any other Ordinary Shares over which Shareholder acquires beneficial ownership during the period from the date hereof through the term of this Agreement are collectively referred to herein as the “Subject Shares”);
WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and the Purchaser are entering into an Investment Agreement (the “Investment Agreement”) among the Company, the Purchaser and Clayton, Dubilier and Rice, LLC, a Delaware limited liability company, pursuant to which the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, preferred shares of the Company, of a nominal or par value of $0.0001 per share, designated as “Convertible Preferred Shares” (the “Preferred Shares”), and which are convertible into Ordinary Shares;
WHEREAS, the Company’s shareholders will be required to approve the issuance of the Preferred Shares to the Purchaser (the “Issuance”); and
WHEREAS, as an inducement to the Purchaser’s willingness to enter into the Investment Agreement, the Purchaser and Shareholder are entering into this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties agree as follows:
ARTICLE I DEFINITIONS
Section 1.1    Capitalized Terms. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Investment Agreement.
ARTICLE II VOTING AGREEMENT

Section 2.1    Agreement to Vote the Subject Shares During the Voting Period. Shareholder hereby agrees that, during the period from the date hereof through the termination of this Agreement pursuant to Section 5.1 (the “Voting Period”), at any meeting (whether annual or special and each adjourned, reconvened or postponed meeting) of the Company’s shareholders, however called, and in any written resolution of the Company’s shareholders (if applicable) in lieu of such a meeting, Shareholder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Subject Shares to be counted as present thereat for purposes of establishing a quorum, and it shall vote or consent (or cause to be voted or consented), irrevocably and unconditionally, in person or by proxy, all of its Subject Shares:
(a)    in favor of a proposal to approve the Issuance;
(b)    in favor of any additional approvals of the shareholders of the Company required under the Articles or any regulation or rule of the New York Stock Exchange, in each case in connection with the Issuance;
(c)    at the request of the Purchaser, in favor of adoption of any other proposal that the Company’s Board of Directors (the “Board”) has (i) determined is reasonably necessary to facilitate the Issuance in accordance with the terms of the Investment Agreement or any other matter contemplated by the Investment Agreement and (ii) recommended to be adopted by the shareholders of the Company; and
(d)    against any other action, agreement or transaction, that is intended, or the effect of which could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the approvals and actions in Sections 2.1(a), (b) and (c) or completion of the transactions contemplated by the Investment Agreement.
ARTICLE III COVENANTS
Section 3.1    Subject Shares. (a) Shareholder agrees that during the Voting Period it shall not, without the Purchaser’s prior written consent, (i) directly or indirectly (A) offer for sale, sell (including short sales), contract to sell, assign, hypothecate, transfer, tender, pledge, grant a security interest in, encumber, assign or otherwise dispose of (including by gift) (collectively, a “Transfer”), or enter into any contract, option, right or warrant to purchase, derivative, hedging or other agreement or arrangement or understanding (including any profit- or loss-sharing arrangement) with respect to or related to a Transfer of any or all of the Subject Shares or consent to or approve any of the foregoing in this clause (i), (ii) grant any proxies or powers of attorney with respect to, or deposit into a voting trust or enter into a voting arrangement, whether by proxy, voting agreement or otherwise with respect to, any or all of the Subject Shares or agree, commit or enter into any understanding to enter into any such voting trust, voting arrangement, proxy or voting agreement or (iii) take any other action that would materially restrict, limit or interfere with the performance of Shareholder’s obligations hereunder; provided, that Shareholder may Transfer any of its Subject Shares or any interest contained therein to any Affiliate of Shareholder; provided; however, that (A) the effectiveness of any such Transfer shall be conditioned on the transferee agreeing in writing to be bound by the provisions of this Agreement, (B) if such Transfer would reasonably be expected to diminish the

Purchaser’s ability to enforce this Agreement, such Transfer must be approved in writing by the Purchaser and (C) any such Transfer shall not relieve Shareholder from any liability or obligations hereunder.
(b)    In the event of a share dividend or distribution, or any change in the Ordinary Shares by reason of any share dividend or distribution, split-up, recapitalization, combination, conversion, exchange of shares or similar transaction, the term “Subject Shares” shall be deemed to refer to and include the Subject Shares as well as all such share dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction.
(c)    Shareholder shall, during the Voting Period, notify the Purchaser of the number of any new Ordinary Shares or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Article II acquired by Shareholder, if any, after the date hereof.
(d)    Shareholder shall, on or prior to the First Closing Date, execute and deliver (i) the Amendment to the First Reserve Shareholders’ Agreement, duly executed by it, and (ii) the Amended and Restated First Reserve Registration Rights Agreement, duly executed by it.
(e)    Shareholder shall cause, on or prior to the First Closing Date (i) one member of the Board designated by Shareholder to resign in accordance with Section 1.4 of the Investment Agreement, (ii) the Directors designated and appointed by Shareholder pursuant to the First Reserve Shareholders’ Agreement to vote to increase of the size of the Board as required to satisfy the Purchaser’s right to designate CD&R Designees (as defined in the Shareholders’ Agreement) in accordance with the Shareholders’ Agreement and (iii) its written consent to such change in the total number of Directors to be delivered to the Board.
Section 3.2    Shareholder’s Capacity; Shareholder Designees. All agreements and understandings made herein shall be made solely in Shareholder’s capacity as a holder of the Subject Shares and not in any other capacity. For the avoidance of doubt, the parties acknowledge and agree that (i) Shareholder is represented on the Company’s Board of Directors and agree that any designee of Shareholder on the Company’s Board of Directors (the “Shareholder Designees”) shall be free to act in his capacity as a director of the Company in accordance with such director’s fiduciary duties under the laws of the Cayman Islands, including with respect to any vote cast or written consent given in his capacity as a director of the Company on any matter, (ii) nothing herein shall prohibit or restrict any Shareholder Designee from taking any action in his capacity as a director in facilitation of the exercise of such director’s fiduciary duties under the laws of the Cayman Islands and (iii) no action taken by any Shareholder Designee acting solely in his capacity as a director of the Company, including any vote cast or written consent given in his capacity as a director of the Company on any matter, shall be deemed to be a breach by Shareholder of this Agreement.
Section 3.3    Permitted Offering. Shareholder hereby agrees not to subscribe for any Preferred Shares in the Permitted Offering.

Section 3.4    Further Assurances. Each of the parties shall, from time to time, use its respective commercially reasonable efforts to perform, or cause to be performed, such further acts and to execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as may be necessary to vest in another party the power to carry out and give effect to the provisions of this Agreement.
Section 3.5    Entry Into Post-Closing Voting Agreement. On the First Closing Date, the Purchaser and Shareholder shall enter into the Post-Closing Voting Agreement in the form attached here to as Exhibit A.
ARTICLE IV REPRESENTATIONS AND WARRANTIES
Section 4.1    Representations and Warranties of Shareholder. Shareholder hereby represents and warrants to the Purchaser as follows:
(a)    Due Organization and Authorization. Shareholder is duly incorporated and validly existing under the Laws of its jurisdiction of incorporation. Shareholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Shareholder have been duly authorized by all necessary action on the part of Shareholder. This Agreement has been duly executed and delivered by Shareholder and (assuming the due authorization, execution and delivery by the Purchaser) constitutes a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and by general equitable principles.
(b)    Ownership of Shares. As of the date hereof, Shareholder is the legal and beneficial owner of the Subject Shares and has the sole power to vote or cause to be voted such Subject Shares. As of the date hereof, Shareholder does not own or hold any right to acquire any additional shares of any class of share capital of the Company or other securities of the Company or any interest therein or any voting rights with respect to any securities of the Company other than the Subject Shares. Shareholder has good and valid title to the Subject Shares, free and clear of any and all Liens of any nature or kind whatsoever, other than (i) those created by this Agreement or (ii) those imposed under applicable securities Laws.
(c)    No Conflicts. Other than, in the case of clauses (i) and (ii)(z) below, compliance by Shareholder with the applicable requirements of the Exchange Act, (i) no filing with any Governmental Entity, and no authorization, consent or approval of any other Person is necessary for the execution, delivery and performance of this Agreement by Shareholder and the consummation by Shareholder of the transactions contemplated hereby and (ii) none of the execution, delivery and performance of this Agreement by Shareholder, the consummation by Shareholder of the transactions contemplated hereby or compliance by Shareholder with any of the provisions hereof shall (x) conflict with or result in any breach of the constitutional documents of Shareholder, (y) result in, or give rise to, a violation or breach of or a default under any of the terms of any contract, understanding, agreement or other instrument or obligation to which Shareholder is a party or by which Shareholder or any of the Subject Shares or its assets may be bound or (z) violate any applicable Law except as would not reasonably be expected to materially impair Shareholder’s ability to perform its obligations under this Agreement.
Section 4.2    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to Shareholder as follows:
(a)    Due Organization and Authorization. The Purchaser is a Cayman Islands exempted limited partnership duly organized and validly existing under the Laws of the Cayman Islands. The Purchaser has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Purchaser have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and (assuming the due authorization, execution and delivery by Shareholder) constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and by general equitable principles.
(b)    No Conflicts. Other than, in the case of clauses (i) and (ii)(z) below, compliance by the Purchaser with the applicable requirements of the Exchange Act, (i) no filing with any Governmental Authority, and no authorization, consent or approval of any other Person is necessary for the execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby and (ii) none of the execution, delivery and performance of this Agreement by the Purchaser, the consummation by the Purchaser of the transactions contemplated hereby or compliance by the Purchaser with any of the provisions hereof shall (x) conflict with or result in any breach of the organizational documents of the Purchaser, (y) result in, or give rise to, a violation or breach of or a default under any of the terms of any contract, understanding, agreement or other instrument or obligation to which the Purchaser is a party or by which the Purchaser or any of its assets may be bound or (z) violate any applicable Law except as would not reasonably be expected to materially impair the Purchaser’s ability to perform its obligations under this Agreement.
ARTICLE V
TERMINATION

Section 5.1    Termination. This Agreement shall automatically terminate, and neither the Purchaser nor Shareholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the earliest to occur of: (i) a written agreement among the Purchaser and Shareholder to terminate this Agreement; (ii) March 31, 2015; (iii) the termination of the Investment Agreement in accordance with its terms and (iv) the Second Closing. Notwithstanding anything to the contrary herein, the provisions of Article VI shall survive the termination of this Agreement.
ARTICLE VI
MISCELLANEOUS
Section 6.1    Publication. Shareholder hereby permits the Purchaser and the Company to publish and disclose publicly (including in any documents and schedules filed with the Securities and Exchange Commission) Shareholder’s identity and ownership of Ordinary Shares and the nature of its commitments, arrangements and understandings pursuant to this Agreement as reasonably determined by the Purchaser to be required under applicable Law or under the rules and regulations of the New York Stock Exchange.
Section 6.2    Fees and Expenses. Except as set forth in the Investment Agreement, Shareholder and the Purchaser shall be responsible for their own fees and expenses (including the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into of and performance under this Agreement and the consummation of the transactions contemplated hereby and by the Investment Agreement.
Section 6.3    Amendments, Waivers. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by each of the parties hereto; provided, that any amendment, change, supplement, waiver or other modification that would reasonably be expected to be adverse to the Company shall require the consent of the Company. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance
Section 6.4    Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy, facsimile or electronic mail, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
If to the Purchaser, to it at:

c/o Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attn:    Nathan K. Sleeper
Fax:    (212) 407-5252
Email: nsleeper@cdr-inc.com

with a copy to (which copy alone shall not constitute notice):

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attn:    Kevin A. Rinker
Fax:    (212) 521-7569
Email: karinker@debevoise.com

If to Shareholder, to it at:
c/o First Reserve Corporation
First Reserve
One Lafayette Place
Greenwich, CT 06830
Attn:     Alan Schwartz
Fax:     (203) 661-6601
Email:    aschwartz@firstreserve.com

with a copy to (which copy alone shall not constitute notice):
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attn:    William E. Curbow
Fax:    (212) 455-2502
Email:    wcurbow@stblaw.com

and with a copy to (which copy alone shall not constitute notice):
Simpson Thacher & Bartlett LLP
2 Houston Center – Suite 1475
909 Fannin Street
Houston, Texas 77010
Attn:    Christopher R. May
Fax:    (713) 821-5602
Email:    cmay@stblaw.com

Section 6.5    Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
Section 6.6    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
Section 6.7    Entire Agreement; Assignment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the parties.
Section 6.8    Parties in Interest. The Company shall be a third party beneficiary under this Agreement and shall be entitled to enforce this Agreement as if it were a party hereto. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and the Company, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.
Section 6.9    Interpretation. When a reference is made in this Agreement to a Section or Exhibit, such reference shall be to a Section of, or an Exhibit to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms “or” and “any” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted assigns and successors. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.
Section 6.10    Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The parties hereby irrevocably and unconditionally consent to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 6.10 shall be deemed effective service of process on such party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 6.11    Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity, and in the event that any action or suit is brought in equity to enforce the provisions of this Agreement, and no party will allege, and each party hereby waives, the defense or counterclaim that there is an adequate remedy at Law.
Section 6.12    No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship between Shareholder and the Purchaser and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between or among the parties hereto. Without limiting the generality of the foregoing sentence, the Purchaser shall not be deemed to beneficially own any security solely as a result of the Purchaser’s execution of this Agreement, and Shareholder (i) is entering into this Agreement solely on its own behalf and Shareholder shall not have any liability (regardless of the legal theory advanced) for any breach of any similar agreement by any other shareholder of the Company and (ii) by entering into and performing under this Agreement does not intend to form a “group” for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.
Section 6.13    Counterparts. This Agreement may be executed in separate counterparts, each of which shall be considered one and the same agreement and shall become effective when each of the parties has delivered a signed counterpart to the other parties, it being understood that all parties need not sign the same counterpart. Such counterpart executions may be transmitted to the parties by facsimile transmission or electronic “.pdf”, which shall have the full force and effect of an original signature.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

CLAYTON, DUBILIER & RICE FUND IX, L.P.
By: CD&R Associates IX, L.P.
its general partner

By: CD&R Investment Associates IX, Ltd.
its general partner

By: /s/ Theresa A. Gore
Name:     Theresa A. Gore
Title:     Vice President, Treasurer and
    Assistant Secretary

6922767 HOLDING (CAYMAN) INC.

By: /s/ Dod E. Wales
Name:     Dod E. Wales
Title:     Director

[Signature Page to Pre-Closing Voting Agreement]

Exhibit A
Form of Post-Closing Voting Agreement
[See attached]

Exhibit A

POST-CLOSING VOTING AGREEMENT
This POST-CLOSING VOTING AGREEMENT (this “Agreement”) is entered into as of [●], 2014, by and among [●], a [●] (the “CD&R Shareholder”) and 6922767 Holding (Cayman) Inc., a Cayman Islands exempted limited company (the “First Reserve Shareholder” and, together with the CD&R Shareholder, the “Shareholder Parties”).
RECITALS
WHEREAS, as of the date hereof, the First Reserve Shareholder is the legal and beneficial owner (as defined in Rule 13d-3 of the Exchange Act, which meaning will apply for all purposes of this Agreement whenever the term “beneficial” or “beneficially” is used) of [●] ordinary shares, of a nominal or par value of $0.0001 per share (the “Ordinary Shares”), of CHC Group Ltd., a Cayman Islands exempted limited company (the “Company”); and
WHEREAS, the Company and the CD&R Shareholder are parties to that certain Investment Agreement (as amended, the “Investment Agreement”), pursuant to which, on the date hereof, the Company is issuing to the CD&R Shareholder [●] preferred shares, of a nominal or par value of $0.0001 per share, of the Company, designated as “Convertible Preferred Shares” (the “Preferred Shares”), which are convertible into Ordinary Shares, and which entitle the CD&R Shareholder to voting power at the Company commensurate with the number of Ordinary Shares into which the Preferred Shares may be converted, up to a maximum of 49.9% of the total voting power of all Ordinary Shares (including voting power attributable to Preferred Shares that are convertible into Ordinary Shares).
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1    Capitalized Terms. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Investment Agreement.
ARTICLE II
VOTING AGREEMENT
Section 2.1    Agreement to Vote.
(a)    Each Shareholder Party irrevocably and unconditionally agrees to vote, and to cause each Affiliate of such Shareholder Party to whom such Shareholder Party transfers

Preferred Shares (and in the case of the CD&R Shareholder, all Ordinary Shares issued upon conversion of the Preferred Shares) or Ordinary Shares to vote, in person or by proxy, at any meeting (whether annual or special and each adjourned, reconvened or postponed meeting) of the Company’s shareholders, however called, or to act by written resolution of the Company’s shareholders (if applicable) with respect to, all Preferred Shares (and in the case of the CD&R Shareholder, all Ordinary Shares issued upon conversion of the Preferred Shares) or Ordinary Shares or other equity securities of the Company having the right to vote for the appointment of directors to the board of directors of the Company (the “Board”) legally and beneficially owned by it to (i) cause the appointment of the designees to the Board of the CD&R Shareholder for so long as the CD&R Shareholder has the right to nominate any directors pursuant to Section 2.2 of the Shareholders’ Agreement, dated as of [●], 2014, between the CD&R Shareholder, the other shareholders party thereto and the Company (as amended, the “CD&R Shareholders’ Agreement”) and (ii) cause the appointment of the designees to the Board of the First Reserve Shareholder for so long as the First Reserve Shareholder has the right to nominate any directors pursuant to Section 2.1 of the Shareholders’ Agreement, dated as of January 17, 2014, between the First Reserve Shareholder, the other shareholders party thereto and the Company (as amended, the “First Reserve Shareholders’ Agreement”; and, together with the CD&R Shareholders’ Agreement, the “Shareholders’ Agreements”).
(b)    If (i) any of the CD&R Parties (as defined in the CD&R Shareholders’ Agreement) desires to exercise preemptive rights to acquire New Securities (as defined in the CD&R Shareholders’ Agreement) pursuant to Section 2.6 of the CD&R Shareholders’ Agreement and (ii) the issuance of such New Securities would require approval of the shareholders of the Company as a result of any such CD&R Party’s status as an Affiliate of the Company, the First Reserve Shareholder irrevocably and unconditionally agrees to vote, and to cause each Affiliate of the First Reserve Shareholder to whom the First Reserve Shareholder transfers Ordinary Shares to vote, in person or by proxy, at any meeting (whether annual or special and each adjourned, reconvened or postponed meeting) of the Company’s shareholders, however called, or to act by written resolution of the Company’s shareholders (if applicable) with respect to, all Ordinary Shares or other equity securities of the Company having the right to vote in favor of such issuance beneficially owned by it, in favor of such issuance.
ARTICLE IIIMISCELLANEOUS
Section 3.1    Termination. This Agreement shall terminate from and after such time as either the CD&R Shareholder or the First Reserve Shareholder is not obligated to vote its shares in favor of the other Shareholder Party’s nominee(s) pursuant to Section 2.1(a), except as provided in the next sentence. If, following the date hereof, either Shareholder Party enters into an amendment to the applicable Shareholders’ Agreement that directly modifies the rights and obligations of such Shareholder Party with respect to the nomination and appointment of designees to the Board, the other Shareholder Party shall not be obligated to vote its shares in favor of the amending party’s nominee(s) unless it has consented in writing to such amendment, and, in such event, this Agreement shall remain in effect notwithstanding the previous sentence and the amending party shall remain obligated to vote its shares as provided in Section 2.1(a).

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Section 3.2    Amendments, Waivers. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance
Section 3.3    Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (i) on the date of delivery if delivered personally or by telecopy, facsimile or electronic mail, upon confirmation of receipt, (ii) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (iii) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
If to the CD&R Shareholder, to it at:
c/o Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attn:    Nathan K. Sleeper
Fax:    (212) 407-5252
Email: nsleeper@cdr-inc.com

with a copy to (which copy alone shall not constitute notice):
Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attn:    Kevin A. Rinker
Fax:    (212) 521-7569
Email: karinker@debevoise.com

If to the First Reserve Shareholder, to it at:
c/o First Reserve Corporation
First Reserve
One Lafayette Place
Greenwich, CT 06830
Attn:     Alan G. Schwartz
Fax:     (203) 661-6601
Email:    aschwartz@firstreserve.com

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with a copy to (which copy alone shall not constitute notice):
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attn:    William E. Curbow
Fax:    (212) 455-2502
Email:    wcurbow@stblaw.com

and with a copy to (which copy alone shall not constitute notice):
Simpson Thacher & Bartlett LLP
2 Houston Center – Suite 1475
909 Fannin Street
Houston, Texas 77010
Attn:    Christopher R. May
Fax:    (713) 821-5602
Email:    cmay@stblaw.com

Section 3.4    Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
Section 3.5    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
Section 3.6    Entire Agreement; Assignment. This Agreement, together with the Shareholders’ Agreements, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the parties; provided, however, that either Shareholder Party may, without the consent of the other party, assign this Agreement to one or more of its Controlled Affiliates (as defined in the applicable Shareholders’ Agreement) that become a party to the applicable Shareholders’ Agreement in connection with the transfer of any Preferred Shares or Ordinary Shares by such Shareholder Party to such Controlled Affiliate(s).
Section 3.7    Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is

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intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.
Section 3.8    Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms “or” and “any” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted assigns and successors. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.
Section 3.9    Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The parties hereby irrevocably and unconditionally consent to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 3.9 shall be deemed effective service of process on such party. EACH OF THE PARTIES

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HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 3.10    Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity, and in the event that any action or suit is brought in equity to enforce the provisions of this Agreement, and no party will allege, and each party hereby waives, the defense or counterclaim that there is an adequate remedy at Law.
Section 3.11    No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship between parties hereto and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between or among the parties hereto.
Section 3.12    Counterparts. This Agreement may be executed in separate counterparts, each of which shall be considered one and the same agreement and shall become effective when each of the parties has delivered a signed counterpart to the other parties, it being understood that all parties need not sign the same counterpart. Such counterpart executions may be transmitted to the parties by facsimile transmission or electronic “.pdf”, which shall have the full force and effect of an original signature.
[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

[●]

By:
Name:
Title:

[Signature Page to Post-Closing Voting Agreement]

6922767 HOLDING (CAYMAN) INC.

By:
Name:
Title:

[Signature Page to Post-Closing Voting Agreement]